                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                       Date of Report: March 9, 2001

                           Medix Resources, Inc.
          (Exact name of registrant as specified in its charter)

      Colorado                      0-24768
84-1123311
(State of other jurisdiction      (Commission)                   (IRS
Employer
      of incorporation)            File Number)
Identification No.)

      7100 E. Belleview Avenue, Suite 301, Greenwood Village, CO    80111
               (Address of principal executive offices)           (Zip
Code)

    Registrant's telephone number, including area code: (303) 741-2045

Item 5. Other Events.   Press release announcing interim Chief Technology
                        Officer and results of March 3rd Board meeting.

      Exhibits
                   Exhibit 99.1 - Copy of the Press Release

                                SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MEDIX RESOURCES, INC.

March 9, 2001                                  By:/s/Patricia A. Minicucci
                                                     Patricia A. Minicucci,
                                                      Executive Vice President
                                                       and Secretary